UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2012

VENTRUS BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35005	20-8729264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

99 Hudson Street, 5th Floor, New York, New York	10013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(646) 706-5208

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 5, 2012, Ventrus Biosciences, Inc. issued a press release announcing that it had received written feedback from the U.S. Food and Drug Administration regarding its planned new drug application, or NDA, for diltiazem hydrochloride cream (VEN 307) in anal fissures and that, following completion of the recently begun Phase 3 clinical trial, it expects to file the NDA late in the fourth quarter of 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Attached hereto as Exhibit 99.2, and incorporated herein by reference, is a PowerPoint presentation that Ventrus will present on its call scheduled for 10:00 a.m., Monday, November 5, to discuss VEN 307.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press release dated November 5, 2012.

	99.2	PowerPoint presentation of November 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTRUS BIOSCIENCES, INC.

Date: November 5, 2012	/s/ David J. Barrett
David J. Barrett, Chief Financial Officer